EXHIBIT 10.47

THIRD AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT, dated as of December 23, 2016 (this “Amendment”), is by and among T-MOBILE HANDSET FUNDING LLC (the “Transferor”), as transferor, T-MOBILE FINANCIAL LLC (“Finco”), individually and as servicer, T-MOBILE US, INC., as guarantor (the “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the various Funding Agents party to the RPAA referenced below.

RECITALS:

WHEREAS, the parties hereto have entered into the Amended and Restated Receivables Purchase and Administration Agreement, dated as of June 6, 2016, as amended by the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of July 27, 2016 and the Second Amendment to Amended and Restated Receivable Purchase Agreement, dated as of October 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “RPAA”); and

WHEREAS, the parties hereto wish to amend the RPAA as set forth in this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the RPAA.

ARTICLE 2

AMENDMENTS

Section 2.01    Amendments to the RPAA.

(a)    Section 1.1 of the RPAA is hereby amended by addition of the following definitions in correct alphabetical order:

“Malbec Receivable” means a Transferred Receivable with respect to which the Obligor has received a marketing promotion in which such Obligor receives a contingent incentive for the related handset which is administered as monthly bill credits over the term of the Receivable associated with such handset.

“Samsung Dilution” means any credit, rebate or reduction given with respect to a Receivable related to the Samsung Note 7 handset recall during the period from September 1, 2016 to December 31, 2016.

(b)    Section 1.1 of the RPAA is hereby amended by addition of the following to the definition of “Eligible Receivable”:

(u) the related handset device has no material defects (including, without limitation, material defects for which any credit, rebate or reduction will be given with respect to such Receivables) which would entitle the Obligor to refuse to pay such Receivable or which would otherwise prevent the operation of such handset device;

and (v) is not a Malbec Receivable.

(c) Section 1.1 of the RPAA is hereby amended by amending the definition of
“Replacement Receivable” to read as follows:

“Replacement Receivable” shall mean any Receivable transferred on an
Addition Date pursuant to Section 2.15(a), Section 2.15(c), Section 2.15(d) or Section 2.21.

(d)    Section 2.1(b) is hereby amended by addition of a new sentence at the end of such section as follows:

The parties hereto agree that the cash component of the Purchase Price of the Transferred Receivables paid to the Transferor from time to time shall be allocated, upon receipt, first to payment of the Purchase Price of Receivables that, at such time, has been appropriately categorized as “earned” for accounting purposes by the Servicer.

(e)    A new section 2.21 shall be added to the Agreement as follows:

Section 2.21. Malbec Receivables. On or prior to February 28, 2017, if the Servicer determines that a Transferred Receivable is a Malbec Receivable, the Transferor shall, within two (2) Business Days of such determination, replace such Transferred Receivable with one or more Replacement Receivables having aggregate Receivable Matrix Amounts equal to or greater than the remaining Receivable Matrix Amount of the original Transferred Receivable being replaced; provided, that the Transferor shall transfer Replacement Receivables in an amount necessary to cure the amount of an Asset Base Deficiency that would exist solely as a result of such replacement. The Transferor shall cause any such Replacement Receivable to be transferred to the Administrative Agent (for the benefit of the Owners), and such Replacement Receivable shall be an Additional Receivable and shall be deemed to be transferred on an Addition Date, and the terms of this Agreement shall apply to such Replacement Receivable as if it had been sold under Article II herein without further action from any party hereto. Following this transfer of a Replacement Receivable, the relevant original Receivable shall hereby be automatically reassigned to the Transferor without any further action and the Administrative Agent, Funding Agents and Owners shall no longer have any interest in or right with respect to the original Receivable. The Replacement Receivable will be an Additional Receivable for purposes of this Agreement.

(f)    Section 3.1 is hereby amended by addition of the following at the end of the lead-in paragraph prior to the specific representations:

and, with respect to a particular representation, as of each specific date referenced in such representation

(g) A new subsection (l) shall be added to Section 6.5 as follows:

(l) Finco (or its Affiliates) shall not enter into any marketing program that it reasonably believes will cause an increase in Dilutions such that the Dilution Ratio relating to Transferred Receivables will be in excess of the percentage set forth in Section 7.3(h), without the prior written consent of the Required Owners which shall not be unreasonably withheld, delayed or denied.

(h)    Annex A of the RPAA (Aggregate Advance Amount Calculations) is hereby amended by addition of the following proviso to the definition of “Dilution Ratio”:

provided that for purposes of calculating the Dilution Ratio in Section 7.3(h) with respect to each Collection Period during the period September 1, 2016 to December 31, 2016, the numerator in the Dilution Ratio shall exclude any Samsung Dilutions that occurred in the relevant Collection Period.

ARTICLE 3

EFFECTIVENESS; RATIFICATION

Section 3.01 Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns, as of the date first set forth above upon (a) execution and delivery of counterparts by the parties hereto and (b) delivery of an opinion of counsel to Finco and the Transferor with respect to true sale matters.

Section 3.02    Incorporation; Ratification.

(a)    On and after the execution and delivery hereof, this Amendment shall be a part of the RPAA and each reference in the RPAA to “this Agreement” or “hereof”, “hereunder”

or words of like import, and each reference in any other Related Document to the RPAA shall mean and be a reference to such RPAA as previously amended, and as amended, modified and consented to hereby.

(b) Except as expressly provided herein, the RPAA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

(c) After giving effect to this Amendment, the Performance Guaranty previously executed and delivered by the Guarantor is and shall continue to be in full force and effect.

ARTICAL 4

MISCELLANEOUS

Section 4.01    Representations and Warranties.

(a) The Transferor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 of the RPAA are true and correct in all material respects as of the date hereof.

(b) Finco hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 and Section 3.3 of the RPAA are true and correct in all material respects as of the date hereof.

(c) The Guarantor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.4 of the RPAA are true and correct in all material respects as of the date hereof.

Section 4.02 No Other Amendments; Status of RPAA and Related Documents. The amendments set forth herein are limited as specified and shall not be construed as an amendment to any other term or provision of the RPAA. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment or waiver of any kind under or in connection with the RPAA or entitle the Transferor to receive any such amendment or waiver under the RPAA. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, the Funding Agents or the Administrative Agent set forth in the RPPA and Related Documents, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the RPAA or Related Documents.

Section 4.03 Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE

JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.

Section 4.04 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.

[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE HANDSET FUNDING LLC,
as Transferor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior VP, Treasury, Treasurer

T-MOBILE FINANCIAL LLC,
in its individual capacity and as Servicer

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Assistant Treasurer

T-MOBILE US, Inc.,
as Guarantor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

[Signature Page to Third Amendment to A&R RPAA]

ROYAL BANK OF CANADA,
as Administrative Agent

By: /s/ Austin J. Meier
Name: Austin J. Meier
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Funding Agent

By: /s/ Austin J. Meier
Name: Austin J. Meier
Title: Authorized Signatory

[Signature Page to Third Amendment to A&R RPAA]

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
as a Funding Agent

By: /s/ Bjorn Reinecke
Name: Bjorn Reinecke
Title: Assistant Vice President

By: /s/ Bjoern Molner
Name: Bjoern Molner
Title: Vice President

[Signature Page to Third Amendment to A&R RPAA]

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as a Funding Agent

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

[Signature Page to Third Amendment to A&R RPAA]

LLOYDS BANK PLC,
as a Funding Agent

By: /s/ Thomas Spary
Name: Thomas Spary
Title: Director

[Signature Page to Third Amendment to A&R RPAA]